Exhibit 99.6
WILLOW BEND TOWNHOMES
LIMITED PARTNERSHIP
FINANCIAL REPORT
AND SUPPLEMENTARY INFORMATION
DECEMBER 31, 2006 AND 2005

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
TABLE OF CONTENTS
DECEMBER 31, 2006 AND 2005

Independent Auditor’s Report	Page 1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Partners’ Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6 — 12

Independent Auditor’s Report on Supplementary Information	14

SUPPLEMENTARY INFORMATION

Detailed Balance Sheet Schedules	15 — 16

Detailed Statement of Operations Schedules	17 — 19

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT
To the Partners of Willow Bend Townhomes Limited Partnership
c/o Joint Development & Housing Corporation
We have audited the accompanying balance sheets of Willow Bend Townhomes Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willow Bend Townhomes Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Certified Public Accountants
Cincinnati, Ohio
January 30, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
BALANCE SHEETS

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$53,320	$39,297
Receivables, net of allowance for doubtful accounts of $178 and $2,366 in 2006 and 2005, respectively	5,441	6,075
Reserve for replacement	5,628	5,324
Real estate taxes and insurance escrow	54,173	49,699

TOTAL CURRENT ASSETS	118,562	100,395

FIXED ASSETS, at net book value	3,057,854	3,261,632

OTHER ASSETS, net of accumulated amortization	23,582	26,899

TOTAL ASSETS	$3,199,998	$3,388,926

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABIILITIES
Trade payables	$10,297	$3,709
Bank overdraft	0	11,096
Project expense loans	135,537	54,755
Accrued expenses	131,621	125,791
Security deposits	44,766	38,983
Deferred revenue	2,624	8,929
Current portion of mortgage payable	104,812	96,300

TOTAL CURRENT LIABILITIES	429,657	339,563

LONG-TERM DEBT
Mortgage payable	2,056,121	2,160,933
Project expense loans	38,000	38,000

TOTAL LONG-TERM DEBT	2,094,121	2,198,933

TOTAL LIABILITIES	2,523,778	2,538,496

PARTNERS’ EQUITY (DEFICIT)
Investor Limited Partner	(93,484)	78,984
Special Limited Partner	10	10
General Partner	769,694	771,436

TOTAL PARTNERS’ EQUITY	676,220	850,430

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,199,998	$3,388,926

The accompanying notes are an integral part of these statements.

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005

INCOME FROM RENTS AND MISCELLANEOUS	$717,308	$654,813

RENTAL EXPENSES
Administrative expense	130,318	123,415
Utilities	23,518	14,926
Operating and maintenance expense	160,413	125,692
Real estate taxes	109,289	103,185
Miscellaneous taxes, license and permits	553	17
Insurance	27,902	25,633

	451,993	392,868

NET RENTAL INCOME	265,315	261,945

OTHER DEDUCTIONS
Mortgage interest expense	187,488	195,365

INCOME — before depreciation and amortization	77,827	66,580

DEPRECIATION	248,720	249,333
AMORTIZATION	3,317	3,317

	252,037	252,650

NET LOSS	$(174,210)	$(186,070)

The accompanying notes are an integral part of these statements.

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF CHANGES IN PARTNER’S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

		INVESTOR	SPECIAL
	GENERAL	LIMITED	LIMITED
	PARTNER	PARTNER	PARTNER	TOTAL

Balance — January 1, 2005	$773,296	$263,194	$10	$1,036,500

Net loss — 2005	(1,860)	(184,210)	0	(186,070)

Balance — December 31, 2005	771,436	78,984	10	850,430

Net Loss — 2006	(1,742)	(172,468)	0	(174,210)

Balance (deficit) — December 31, 2006	$769,694	$(93,484)	$10	$676,220

The accompanying notes are an integral part of these statements.

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(174,210)	$(186,070)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	248,720	249,333
Amortization	3,317	3,317
Changes in assets and liabilities:
Receivables	634	1,591
Reserve for replacement	(304)	(324)
Real estate taxes and insurance escrow	(4,474)	(7,506)
Trade payables	6,588	(3,761)
Bank overdraft	(11,096)	11,096
Accrued expenses	5,830	18,580
Security deposits	5,783	12,156
Deferred revenue	(6,305)	3,499

NET CASH PROVIDED BY OPERATING ACTIVITIES	74,483	101,911

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of improvements, equipment and furnishings	(44,942)	(25,962)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on mortgage	(96,300)	(88,479)
Project expense loans	80,782	16,448

NET CASH USED IN FINANCING ACTIVITIES	(15,518)	(72,031)

NET CHANGE IN CASH AND CASH EQUIVALENTS	14,023	3,918

CASH AND CASH EQUIVALENTS — beginning of year	39,297	35,379

CASH AND CASH EQUIVALENTS — end of year	$53,320	$39,297

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$188,170	$195,992

The accompanying notes are an integral part of these statements.

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION
The Partnership was formed on November 21, 1991, to acquire land in Franklin County, Ohio, to construct a 92-unit apartment project qualifying for low income housing tax credits provided under Section 42(a) of the Internal Revenue Code, and to lease, manage and operate the project. The Partnership was organized as a limited partnership by Joint Development & Housing Corporation (JDH) and Ashford Investment Corporation (Ashford) as general partners and JDH as the limited partner.

On March 6, 1992, the Partnership Agreement was amended to reflect the withdrawal of Ashford as a general partner and to substitute Towne Building Group, Inc. (TBG) for JDH as the Original Limited Partner.

On July 1, 1992, the Partnership Agreement was amended and restated to admit Boston Financial Institutional Tax Credits II, A Limited Partnership (BFITC) as the Investor Limited Partner and SLP, Inc. (SLP) as a Special Limited Partner; to reflect the withdrawal of TBG, the Original Limited Partner and to set out more fully the rights, obligations and duties of the Partners.

Rental operations commenced on August 16, 1992.
Allocation of Income or Loss and Tax Credits
The Partnership Agreement provides that income or loss and tax credits are to be allocated as follows:

General Partner (GP)	1%
Investor Limited Partner (ILP)	99%
Special Limited Partner (SLP)	0%
In the event the General Partner funds operating expenses of the Partnership through Project Expense Loans (see Note 7), Partnership expenses will be specially allocated to the General partner to the extent of such loans.
Allocation of Cash Flows
After the earlier to occur of the Development Obligation Date (April 1, 1994) or the first anniversary of the Completion Date (October 1, 1993), cash flows (as defined in the Partnership Agreement) are to be distributed, within ninety (90) days of year-end, in the following priority:
First:	100% to ILP until ILP has received $7,500 per year, cumulative but not compounded;

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION (continued)
Second:	to repay accrued but unpaid management fees and any other amounts due the Management Agent, whenever incurred, by any and all of the Integrated Partnerships (as defined in the Amendment to Limited Partnership Agreements dated March 4, 1998) and any Project Expense Loans (as defined in the Partnership Agreement) of any Integrated Partnership, then outstanding and incurred on or after January 1, 1997; and

Third:	to ILP and GP in equal shares.
For the years ended December 31, 2006 and 2005, respectively, there were no distributions from Cash Flows.
Distributions of Other Than Cash Flow
Prior to dissolution, if the General Partner shall determine that there are proceeds available for distribution from a Capital Transaction (as defined in the Partnership Agreement), such proceeds shall be applied and distributed in accordance with the provisions of the Partnership Agreement, as amended.
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
The financial statements are prepared on the accrual basis of accounting.
Depreciation Methods
Depreciation for financial reporting is computed using the straight-line method over the estimated useful lives of the assets, and for income tax purposes is computed primarily using accelerated methods over the statutory lives of the assets. The Partnership follows the practice of charging expenditures for additions or major replacements to the asset accounts. When an asset is retired or otherwise disposed of, its cost and the related accumulated depreciation are eliminated from their respective accounts and any gain or loss is reflected in the statement of operations.
Cash and Cash Equivalents
The Partnership considers financial instruments with maturities of three months or less to be cash equivalents.
Fair Value of Financial Instrument
The carrying amount of the mortgage payable approximates fair value as a result of the current mortgage rates available to the partnership at December 31, 2006.

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense for 2006 and 2005 was $15,823 and $15,476, respectively.
Accounts Receivable

Tenant rent charges for the current month are due on the first of the month. Rental payments received in advance are deferred until earned. Tenants who are evicted or move out are charged with any damages or cleaning fees in excess of the security deposit. The Partnership accounts for all past due rents as stipulated in the lease agreement, and recognizes other tenant charges on the date assessed at the actual amount due. The Partnership does not accrue interest on tenant receivable balances. Tenant receivable balances in excess of 90 days in arrears are transferred to a collection agency and written off to bad debt expense at that time. The allowance method is used to estimate bad debt expense based on collection experience. Bad debt expense for 2006 and 2005 was $3,731 and $7,080 respectively.

Concentration of Credit Risk

The Partnership maintains its cash balances in various Cincinnati, Ohio financial institutions which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	RECEIVABLES

The following is a summary of receivables at December 31, 2006 and 2005:

	2006	2005
Rent receivable	$5,609	$8,431
Other receivables	10	10
Less: allowance for doubtful accounts	(178)	(2,366)

	$5,441	$6,075

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
4.	FIXED ASSETS

			Depreciable
	2006	2005	Life in Years
COST
Qualifying for tax credits:
Buildings	$4,389,592	$4,389,592	27
Site improvements	1,109,304	1,109,304	20
Equipment and furnishings	105,428	105,428	12
Not qualifying for tax credits:
Land	458,946	458,946	—
Land improvements — additions	72,178	72,178	20
Equipment — additions	208,856	186,028	12

	6,344,304	6,321,476
Less: accumulated depreciation	(3,286,450)	(3,059,844)

NET BOOK VALUE	$3,057,854	$3,261,632

5.	OTHER ASSETS

The following is a summary of amortizable costs and the related accumulated amortization:

			Amortization
	2006	2005	Period
COST
Permanent loan fees	$66,323	$66,323	20 years
Less: accumulated amortization	(42,741)	(39,424)

	$23,582	$26,899

6.	MORTGAGE PAYABLE

On February 9, 1994, the Partnership obtained a 20-year permanent mortgage with Indianapolis Life Insurance Company (ILIC) in the amount of $2,944,000. The permanent loan carries an interest rate of 8.5% and may be adjusted at the sole and absolute discretion of ILIC on the first day of the 16th year to a rate comparable to what is being offered by ILIC to borrowers for comparable loans. Principal and interest payments are due monthly (based on a 25-year amortization period) in the amount of $23,706, unless adjusted in connection with an adjustment of the interest rate, with a balloon payment of approximately $1,171,000 payable in full on March 1,2014.

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
6.	MORTGAGE PAYABLE (continued)

During the 4th through 15th loan year, the loan may be prepaid in full but not in part, with a prepayment premium equal to the greater of one percent (1%) of the principal balance of the note then being paid or the yield maintenance amount as defined in the promissory note. For the 16th through the 20th loan years, the prepayment premium is five percent (5%), reduced by one percent (1%) each year with no prepayment penalty if the principal balance is paid in full within 120 days of final maturity (March 1, 2014). If ILIC elects to increase the interest rate on the Adjustment Date, the borrower may prepay the note in full but not in part, without prepayment premium during the 120-day period commencing on the date that ILIC notifies borrower of their election to adjust the interest rate. This note is collateralized by the real property known as Willow Bend Townhomes, by a security interest in certain fixtures and personal property, and by an assignment of leases and rents to ILIC for all present and future leases of all or any portion of the realty encumbered by the mortgage. The Partners have no personal liability with respect to this indebtedness.

Following are maturities of the mortgage payable for each of the next five (5) years, and in the aggregate:

2007	$104,812
2008	114,076
2009	124,160
2010	135,135
2011	147,079
Later years	1,535,671

$2,160,933

7.	PROJECT EXPENSE LOANS

The General Partner is required to provide necessary funds (up to $300,000 in the aggregate) to discharge Project Expenses (as defined in the Partnership Agreement) or assure maintenance of Surplus Cash (as defined in the Partnership Agreement) of at least $1 at all times for the period ending three (3) years after the Development Obligation Date. During 1994, the General Partner made Project Expense Loans to the Partnership totaling $38,000. These loans are non-interest bearing and are repayable only upon a capital transaction as provided in the Partnership Agreement (see Note 1).

The Partnership has received advances from the General Partner in the form of Project Expense Loans (as defined in the Amendment to the Limited Partnership Agreement dated March 4, 1998). The loans totaled $135,538 and $54,755 as of December 31, 2006 and 2005, respectively. These loans are non-interest bearing and are repayable only as provided in the Partnership Agreement (see Note 1).

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
8.	RESERVE FOR REPLACEMENT

The General Partner is responsible for the establishment of a reserve account for capital replacements. The account is to be funded by monthly deposits, commencing on the Project Completion Date (October 28, 1992), equal to the greater of the amount required by the lender or $1,150. The monthly deposit required was $1,150 until permanent financing was obtained on February 9, 1994, at which time the lender required the Partnership to deposit four percent (4%) of the monthly gross apartment rental received, until the total reserve account equals or exceeds $50,000. Disbursements from the reserve account are permitted for expenditures approved upon written request of the lender.

9.	RELATED PARTY TRANSACTIONS

Effective July 1, 1992, the Partnership entered into a management agreement with Towne Properties Asset Management Company (TPAMC), an affiliate of JDH, in which TPAMC will act as the manager and leasing agent for the project and receive a monthly fee of four percent (4%) of monthly gross income. On January 1, 2001 TPAMC assigned this contractual agreement to a newly formed subsidiary Limited Liability Company known as Towne Properties Asset Management Company Ltd., LLC (TPAMC Ltd.), which is owned 84.7% by TPAMC. Total management fees paid or accrued to TPAMC Ltd. in 2006 and 2005 totaled $28,280 and $26,116, respectively. The management agreement was for an initial term of one year and is currently on a month-to-month basis. At December 31, 2006 and 2005, the Partnership owed TPAMC Ltd. $2,405 and $2,433, respectively, for unpaid management fees. TPAMC also provides office and maintenance supplies and personnel, administrative services, and marketing services, and is reimbursed for these expenses by the Partnership.

Also effective July 1, 1992, the Partnership entered into an incentive management agreement with TPAMC, providing for an annual, non-cumulative incentive management fee equal to the lesser of five percent (5%) of gross revenues or the Priority Distribution (as defined in the Partnership Agreement) applicable to such year. In no event, however, shall the incentive management fee and the management fee payable under the Management Agreement exceed, in the aggregate, nine percent (9%) of the gross revenues of the Project in any fiscal year. The agreement continues in full force and effect until termination of the Partnership. No incentive management fee was payable for 2006 or 2005.

10.	RESIDENT LEASE AGREEMENTS

Generally, the apartment units are leased to residents for an initial one-year term. Thereafter, residents can extend the lease on a month-to-month basis.

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
11.	INCOME TAXES

These statements contain no provision for federal income taxes. As a partnership any income or loss is reported on the tax returns of the respective partners.

The Partnership treats certain items of income and deductions differently for federal income tax purposes than for financial reporting purposes. Following is a reconciliation of financial statement income to federal taxable income:

	2006	2005
Net loss — financial statement	$(174,210)	$(186,070)
Additional depreciation for federal income tax purposes due to the use of accelerated depreciation methods	(9,047)	(3,290)
Allowance for doubtful accounts — deductible when written off	(2,188)	1,437
Revenue received in advance — taxable when received; recognized when earned for financial reporting:
Current year	2,624	8,929
Prior year	(8,929)	(5,430)

Net loss — federal income tax	$(191,750)	$(184,424)

The Partnership has qualified to receive low-income housing tax credits from the State of Ohio pursuant to Internal Revenue Code Section 42 totaling $4,800,920. These tax credits are available on an annual basis for a ten-year period commencing with 1992. The annual allocation of $480,092 is available to the Partners as a credit against their federal income taxes payable. As of December 31, 2006 and 2005, all of the $4,800,920 of the tax credits have been utilized by the Partners. Certain technical requirements must be met and maintained by the Partnership to receive the full allocation of tax credits.

12.	CONTINGENCY

The Partnership’s low-income housing tax credits are contingent on its ability to maintain compliance with applicable sections of Section 42(a) of the Internal Revenue Code. Failure to maintain compliance with occupant eligibility, and/or gross rent, or to correct noncompliance within a specified time period could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the contributed capital by the Investor Limited Partner.

SUPPLEMENTARY INFORMATION

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION
To the Partners of Willow Bend Townhomes Limited Partnership c/o Joint Development & Housing Corporation
Our report on our audits of the basic financial statements of Willow Bend Townhomes Limited Partnership for 2006 and 2005 appears on page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The detailed balance sheet and statement of operations schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information, except for that portion marked “unaudited,” on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Certified Public Accountants
Cincinnati, Ohio
January 30, 2007
Donald R Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
DETAILED BALANCE SHEET SCHEDULES

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Petty cash	$200	$200
Cash in bank	8,354	114
Tenant security deposits	44,766	38,983
Tenant accounts receivable, net of allowance for doubtful accounts of $178 and $2,366 in 2006 and 2005, respectively	5,431	6,065
Other receivables	10	10

	58,761	45,372

RESTRICTED DEPOSITS AND FUNDED RESERVES
Replacement reserve deposits	5,628	5,324
Mortgage escrow deposits	54,173	49,699

	59,801	55,023

FIXED ASSETS
Land	458,946	458,946
Land improvements	1,181,482	1,181,482
Buildings	4,389,592	4,389,592
Building equipment	314,284	291,456
Less: accumulated depreciation	(3,286,450)	(3,059,844)

	3,057,854	3,261,632

OTHER ASSETS
Deferred financing costs, net of accumulated amortization	23,582	26,899

TOTAL ASSETS	$3,199,998	$3,388,926

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
DETAILED BALANCE SHEET SCHEDULES (CONTINUED)

	DECEMBER 31,
	2006	2005
LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$10,297	$3,709
Bank overdraft	0	11,096
Project expense loans	135,537	54,755
Accrued wages and payroll taxes	7,025	6,617
Accrued interest payable	15,307	15,989
Accrued real estate taxes payable	109,289	103,185
Tenant security deposit liability	44,766	38,983
Rent deferred credits	2,624	8,929
Current portion of mortgage note payable	104,812	96,300

	429,657	339,563

LONG-TERM LIABILITIES
Mortgage note payable	2,056,121	2,160,933
Project expense loans	38,000	38,000

	2,094,121	2,198,933

PARTNERS’ EQUITY
Other partner’s equity	769,694	771,436
Limited partners’ equity	(93,474)	78,994

	676,220	850,430

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,199,998	$3,388,926

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
REVENUE
RENTAL INCOME
Apartments	$733,259	*	$738,274	*

VACANCIES
Apartments	42,296	*	98,782	*

RENTAL INCOME LESS VACANCIES	690,963		639,492

FINANCIAL REVENUE
Interest income — miscellaneous	1,584		689
Interest income — reserve for replacements	242		133

TOTAL FINANCIAL REVENUE	1,826		822

OTHER REVENUE
Laundry and vending	426		412
NSF and late charges	3,383		2,426
Damages and cleaning fees	14,125		5,678
Forfeited security deposits	100		1,082
Other revenue (miscellaneous)	6,485		4,901

TOTAL OTHER REVENUE	24,519		14,499

TOTAL REVENUE	$717,308		$654,813

*	- Unaudited

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
EXPENSES
ADMINISTRATIVE
Advertising	$15,823	$15,476
Other renting expenses	4,010	3,691
Office salaries	13,918	17,585
Office supplies	1,801	1,730
Management fees	28,280	26,116
Manager or superintendent salaries	39,146	33,146
Legal expenses (project-related issues)	2,233	1,301
Auditing expense	7,588	7,100
Telephone and answering services	4,112	4,308
Bad debts	3,731	7,080
Miscellaneous administrative expenses	9,676	5,882

TOTAL ADMINISTRATIVE	130,318	123,415

UTILITIES
Gas	3,288	8,488
Electricity	10,312	9,689
Water and sewer, less reimbursements	9,918	(3,251)

TOTAL UTILITIES	23,518	14,926

OPERATING AND MAINTENANCE
Janitor cleaning supplies and payroll	517	508
Extermination	551	1,314
Garbage and trash removal	10,699	8,306
Security payroll/contract	1,381	3,902
Grounds payroll	13,740	15,127
Grounds supplies	2,127	4,685
Repairs payroll	41,559	39,961
Repairs material	53,582	25,530
Snow removal	0	2,539
Turnover expense	22,421	20,244
Miscellaneous expense	13,836	3,576

TOTAL OPERATING AND MAINTENANCE	160,413	125,692

WILLOW BEND TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
TAXES AND INSURANCE
Real estate taxes	$109,289		$103,185
Miscellaneous taxes, license and permits	553		17
Property and liability insurance (hazard)	27,902		25,633

TOTAL TAXES AND INSURANCE	137,744		128,835

FINANCIAL EXPENSES
Interest on mortgage note payable	187,488		195,365

DEPRECIATION AND AMORTIZATION
Depreciation	248,720		249,333
Amortization	3,317		3,317

TOTAL DEPRECIATION AND AMORTIZATION	252,037		252,650

TOTAL EXPENSES	891,518		840,883

NET LOSS	$(174,210)		$(186,070)

OTHER ITEMS

Amount of principal paid	$96,300		$88,479

Deposits made to replacement reserve	28,283		25,731

Disbursements made from replacement reserve	28,221		25,540

Occupancy percentage – end of year	96	%*	96	%*

*	-	Unaudited